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                                                                    Exhibit 23.6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement filed pursuant to Rule 462(b) of our report dated September 10, 1996 included in Evergreen Media Corporation's Form 8-K dated September 20, 1996 and to all references to our Firm, included in this registration statement file no. 333-12453.


                                            /s/ Arthur Andersen LLP

Chicago, Illinois
October 17, 1996